5a. INCOME TAXES (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Deferred tax assets	$ 795	$ 626
Net operating loss carryforwards	27,958	28,201
Deferred tax liabilities:
Intangible assets and other	0	0
Gross	28,753	28,827
Valuation allowance	(28,753)	(28,827)
Net	$ 0	$ 0